UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 5, 2004


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


          UTAH                        333-40067                  87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                Company's telephone number, including area code:


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 9 AND 12. REGULATION FD DISCLOSURE  AND RESULTS OF OPERATIONS AND FINANCIAL
               CONDITION

On August 5, 2004, we filed our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004. As previously announced, we will hold a conference call to discuss our operating results for the quarterly period ended June 30, 2004 and to answer questions about our business. The call will take place at 2:00 p.m. Eastern Standard Time on Friday, August 6, 2004. Our press release containing information on how to access the conference call is filed herewith as
Exhibit 99.1.

In addition to the financial results reported in our Form 10-Q, our management will discuss certain quarterly financial information relating to the Second Quarter 2004, including certain quarterly and year to date EBITDA amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is filed herewith as Exhibit 99.2


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        PLIANT CORPORATION


                                                      /s/ Brian E. Johnson

                                                          Brian E. Johnson
                                              Executive Vice President and
                                                   Chief Financial Officer


Date: August 5, 2004

                                INDEX TO EXHIBITS

Exhibits

99.1 Press release dated July 6, 2004.

99.2 Press   release   dated   August  5,  2004,   including   Adjusted   EBITDA
     Reconciliation.